Exhibit 99.1

                         Form 3 Joint Filer Information

Name:                               Lagerinn ehf

Address:                            Smaratorgi 1
                                    201 Kopavogi
                                    Republic of Iceland 104

Designated Filer:                   Jakup a Dul Jacobsen

Issuer & Ticker Symbol:             Linens `n Things, Inc. (LIN)

Date of Event
 Requiring Statement:               10/21/05

Signature:                          By: /s/ Jakup a Dul Jacobsen
                                       -------------------------------


Name:                               TF Holding P/F

Address:                            Kongabrungvin
                                    Post Box 329
                                    FO 110 Torshavn

Designated Filer:                   Jakup a Dul Jacobsen

Issuer & Ticker Symbol:             Linens `n Things, Inc. (LIN)

Date of Event
 Requiring Statement:               10/21/05

Signature:                          By: /s/ Gunnar i Lida
                                       -------------------------------